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Exhibit 99.2

LETTER OF TRANSMITTAL

AQUILA, INC.

OFFER TO EXCHANGE ITS
11 7/8% SENIOR NOTES DUE JULY 1, 2012
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
FOR ANY AND ALL OF ITS OUTSTANDING
11 7/8% SENIOR NOTES DUE JULY 1, 2012

PURSUANT TO THE PROSPECTUS
DATED MAY     , 2003

TO: BANK ONE TRUST COMPANY, N.A., EXCHANGE AGENT

        Requests for assistance and requests for additional copies of this letter of transmittal or of the accompanying prospectus should be directed to the exchange agent, addressed as follows:

By Mail:	By Hand Delivery or Overnight Courier:	By Facsimile Transmission: (614) 248-9987
Suite 1N, OH1-0184 1111 Polaris Parkway Columbus, OH 42340 Attention: Exchanges	Suite 1N, OH1-0184 1111 Polaris Parkway Columbus, OH 42340 Attention: Exchanges	For Facsimile Confirmation: (614) 248-7499
For Information: (800) 346-5153
Email: bondholder@bankone.com

The undersigned acknowledges that he or she has received the prospectus, dated                       , 2003 (the "Prospectus"), of Aquila, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11 7/8% Senior Notes due July 1, 2012 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the prospectus is a part, for each $1,000 principal amount of its outstanding 11 7/8% Senior Notes due July 1, 2012 (the "Restricted Notes"), of which $500,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the prospectus. Terms used but not defined herein have the meaning given to them in the prospectus.

This Letter of Transmittal is to be used if (1) the Restricted Notes are to be tendered by book-entry transfer pursuant to the procedures set forth in the prospectus under "The Exchange Offer—Book-Entry Transfer" or (2) if tender of the Restricted Notes is to be made by Holders according to the guaranteed delivery procedures set forth in the prospectus under "Exchange Offer—Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

The term "Holder" as used herein means any person identified as a participant in the Restricted Notes on the security listing of DTC.

Any Holder of Restricted Notes who wishes to tender its Restricted Notes, or the Restricted Notes of any beneficial holder credited to the DTC participant account of the Holder, must, prior to the Expiration Date, confirm a book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this letter of transmittal. Holders of Restricted Notes who are unable to deliver their Book-Entry Confirmation and all other documents required by this letter of transmittal to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender Restricted Notes according to the guaranteed delivery procedures set forth under the caption "Exchange Offer—Guaranteed Delivery Procedures" in the prospectus. (See Instruction 2.)

Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Restricted Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Restricted Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER RESTRICTED NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

List below the Restricted Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of the Restricted Notes. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF RESTRICTED NOTES

Name(s) and Address(es) of Participants: (Please Fill In, If Blank)	Principal Amount of Restricted Notes	Amount of Notes Tendered

Total

*
Need not be completed by Holders who wish to tender all Restricted Notes listed.
PLEASE READ CAREFULLY THE ACCOMPANYING
SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4, 5 and 6)
To be completed ONLY if Restricted Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Restricted Notes accepted for exchange, are to be credited to the account of a participant other than the undersigned. Register DTC participation interest in Exchange Note(s) to:
Name(s):
Address:
(Include Zip Code) (Tax Identification or Social Security Number(s))

IMPORTANT: A CONFIRMATION OF BOOK-ENTRY TRANSFER AND AGENT'S MESSAGE MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE. IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

HOLDERS WHOSE RESTRICTED NOTES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER AN AGENT'S MESSAGE AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE MAY TENDER THEIR RESTRICTED NOTES ACCORDING TO THE GUARANTEED DELIVERY PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE CAPTION "EXCHANGE OFFER-GUARANTEED DELIVERY PROCEDURES." (SEE INSTRUCTION 2.)

☐    CHECK HERE IF RESTRICTED NOTES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  •
  NAME(S) OF TENDERING HOLDER(S)

  •
  DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY

  •
  NAME OF INSTITUTION WHICH GUARANTEES DELIVERY

  •
  TRANSACTION CODE NUMBER

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

NAME:

ADDRESS:

If the undersigned is not a broker-dealer, the undersigned represents that (1) it is acquiring the Exchange Notes in the ordinary course of its business, (2) it has no arrangements or understanding with any person, nor does it intend to engage in, a distribution (as that term is interpreted by the SEC) of Exchange Notes and (3) it is not an affiliate (as that term is interpreted by the SEC) of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Restricted Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Restricted Notes indicated above.

Subject to and effective upon the acceptance for exchange of the principal amount of Restricted Notes tendered hereby in accordance with the terms of the Exchange Offer described in the prospectus, this Letter of Transmittal and the accompanying Instructions, or upon the order of the Company, the undersigned sells, assigns and transfers to the Company all right, title and interest in and to the Restricted Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Restricted

Notes and the Exchange Notes) with respect to the tendered Restricted Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) transfer ownership of Restricted Notes on the account books maintained by DTC, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Restricted Notes, all in accordance with the terms of the Exchange Offer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Restricted Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Restricted Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired by non-affiliates of the Company in the ordinary course of such holders' business and such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such Exchange Notes.

The undersigned agrees that acceptance of any tendered Restricted Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange Offer and Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

The undersigned represents and warrants that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Registration Instructions" above) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such Exchange Notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company as defined in Rule 405 under the Securities Act.

If the undersigned is a broker-dealer, the undersigned further (1) represents that it acquired Restricted Notes for the undersigned's own account as a result of market-making activities or other trading activities, (2) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

The undersigned understands and agrees that the Company reserves the right not to accept tendered Restricted Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Restricted Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Restricted Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Restricted Notes or transfer of ownership of such Restricted Notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Restricted Notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption "Exchange Offer—Procedures for Tendering," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Restricted Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Restricted Notes accrued through the date of issuance of the Exchange Notes.

The undersigned understands that tenders of Restricted Notes pursuant to the procedures described under the caption "Exchange Offer—Procedures for Tendering" in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this Letter of Transmittal.

By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

Unless otherwise indicated under "Special Registration Instructions," the security listing of DTC should show the undersigned as the participant in the Exchange Notes issued in exchange for the Restricted Notes accepted for exchange and Restricted Notes not tendered or not exchanged. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" to transfer any Restricted Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Restricted Notes so tendered.

Holders who wish to tender the Restricted Notes and who cannot deliver an Agent's Message, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Restricted Notes according to the guaranteed delivery procedures set forth in the prospectus under the caption "Exchange Offer—Guaranteed Delivery Procedures." (See Instruction 2.)

This Letter of Transmittal must be signed by the Holder(s) as its (their) name(s) appear on the security listing of DTC, or by person(s) authorized to become Holder(s) by a properly completed bond power from the Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Restricted Notes to which this Letter of Transmittal relate are held by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. (See Instruction 4.)

(SIGNATURE(S) OF HOLDER(S))

Date:	, 2003
Name(s)
(PLEASE PRINT)
Capacity (full title)
Address
(INCLUDE ZIP CODE)
Area Code and Telephone Number

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

GUARANTEE OF SIGNATURE(S)
(SEE INSTRUCTION 1)

Authorized Signature
Date:	, 2003
Name of Firm
Capacity (full title)
Address
(INCLUDE ZIP CODE)
Area Code and Telephone Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the Holder(s) of the Restricted Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or (b) such Restricted Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers must also be guaranteed by an Eligible Institution.

2. DELIVERY OF THIS LETTER OF TRANSMITTAL. Confirmation of any book-entry transfer to the Exchange Agent at DTC of Restricted Notes tendered by book-entry transfer must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m. (New York City time) on the Expiration Date. The book-entry transfer and transmission of an Agent's Message by a DTC participant to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. No Letter of Transmittal should be sent to the Company or DTC.

The Exchange Agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the Exchange Offer promptly after receipt of this prospectus, and any financial institution that is a DTC participant may make book-entry delivery of Restricted Notes by causing DTC to transfer such Restricted Notes into the Exchange Agent's account at DTC in accordance with the relevant entity's procedures for transfer. An Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder must tender Restricted Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the Restricted Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties of the Holder set forth in this Letter of Transmittal are true and correct.

Holders who wish to tender their Restricted Notes but cannot comply with book-entry transfer procedures on a timely basis must tender their Restricted Notes according to the guaranteed delivery procedures set forth in the prospectus. See "Exchange Offer—Guaranteed Delivery Procedures." Pursuant to such procedure: (1) such tender must be made by or through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Restricted Notes, the principal amount of Restricted Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the

Expiration Date, this Letter of Transmittal (or facsimile hereof), Agent's Message and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (3) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and confirmation of book-entry transfer of such Restricted Notes into the Exchange Agent's account at DTC, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the prospectus under the caption "Exchange Offer—Guaranteed Delivery Procedures." Any Holder who wishes to tender his, her or its Restricted Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Restricted Notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Restricted Notes, and withdrawal of tendered Restricted Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Restricted Notes for exchange. The Company reserves the absolute right to reject any and all Restricted Notes not properly tendered or any Restricted Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Restricted Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties Unless waived, any defects or irregularities in connection with tenders of Restricted Notes must be cured within such time as the Company shall determine Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Restricted Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Restricted Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Restricted Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

3. INADEQUATE SPACE. If the space provided is inadequate, the number of Restricted Notes should be listed on a separate signed schedule attached hereto.

4. TENDER BY HOLDER. Only a DTC participant listed on a securities position listing furnished by DTC with respect to the Restricted Notes may tender Restricted Notes in the Exchange Offer. Any beneficial owner of Restricted Notes who is not a DTC participant and who wishes to tender should arrange with aDTC participant to execute and deliver this Letter of Transmittal on such beneficial owner's behalf.

5. PARTIAL TENDERS; WITHDRAWALS. Tenders of Restricted Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Restricted Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Restricted Notes" above. The entire principal amount of any Restricted Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Restricted Notes is not tendered, then Restricted Notes for the principal amount of Restricted Notes not tendered will continue to be held in the form of a global note registered in the name of Cede & Co. and held the account of the Holder (i.e., the DTC participant).

Except as otherwise provided herein, tenders of Restricted Notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of Restricted Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the participant having deposited the Restricted Notes to be withdrawn (the "Depositor"), (2) identify the name and number of the account at DTC to be credited, (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Restricted Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Restricted Notes register the transfer of such Restricted Notes into the name of the person withdrawing the tender and (4) specify the DTC participant in which any such Restricted Notes are to be registered on the security listing of DTC, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding onall parties.

Any Restricted Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Restricted Notes so withdrawn are validly retendered. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described in the prospectus under "Exchange Offer—Procedures for Tendering" at any time prior to the Expiration Date.

6. SIGNATURES ON THE LETTER OF TRANSMITTAL AND BOND POWERS.

If this Letter of Transmittal (or facsimile hereof) is signed by the Holder (i.e., a book-entry transfer facility whose name appears on a security listing as the owner of the Restricted Notes) of Restricted Notes tendered (or any untendered principal amount of Restricted Notes to be reissued) then such Holder need not and should not provide a separate bond power. In any other case, such Holder must transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the Holder or Holders of any Restricted Notes listed, such Restricted Notes must be accompanied by appropriate bond powers signed as the name of the Holder or Holders appears on the security listing of DTC.

If this Letter of Transmittal (or facsimile hereof) or any Restricted Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. SPECIAL REGISTRATION INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address of the DTC participant to which Exchange Notes or substitute Restricted Notes for principal amounts not tendered or not accepted for exchange are to be registered on the security listing of DTC, if different from the name and address of the person signing this Letter of Transmittal. In the case of a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Restricted Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Restricted Notes for principal amounts not tendered or accepted for exchange are to be registered on the security listing of DTC in the name of, any person other than the Holder of the Restricted Notes tendered hereby, or if tendered Restricted Notes are registered on the security listing of DTC in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Restricted Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the prospectus under "Exchange Offer—Solicitation of Tenders; Fees and Expenses."

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Restricted Notes listed in this Letter of Transmittal.

9. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Restricted Notes tendered.

10. REQUESTS FOR ASSISTANCE, COPIES. Requests for assistance and requests for additional copies of the prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

(DO NOT WRITE IN SPACE BELOW)

Restricted Notes Accepted	Restricted Notes Surrendered

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Accepted by	Checked by

Checked by	Date

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LETTER OF TRANSMITTAL